                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            -----------------------

                                    FORM 8-K
                                 Current Report

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of Report: August 16, 1999
                                         ---------------

                            CAPITAL ONE MASTER TRUST
                                CAPITAL ONE BANK
             (Exact name of registrant as specified in its charter)

               Virginia                    0-25762               54-1719855
-------------------------------         ------------        ------------------
(State or other jurisdiction of         (Commission           (IRS Employer
        incorporation)                   File Number)        Identification No.)

11013 West Broad Street Road, Glen Allen, Virginia                23060
--------------------------------------------------            -------------
   (Address of principal executive offices)                    (Zip Code)

              (Registrant's telephone number, including area code):
                                 (804) 967-1000

         (Former name or former address, if changed since last report):
                                 Not Applicable

ITEM 5.        OTHER EVENTS

               The July 1999 monthly Certificateholder's Statements to investors were distributed August 16, 1999.

ITEM 7 (c).    EXHIBITS

               The following are filed as exhibits to this Report under Exhibit 20:

               1.   July Performance Summary

               2. Series 1994-3 Class A and Class B Certificateholder's Statements for the month of July 1999.

               3. Series 1994-A Certificateholder's Statement for the month of July 1999.

               4. Series 1995-1 Class A and Class B Certificateholder's Statements for the month of July 1999.

               5. Series 1995-3 Class A and Class B Certificateholder's Statements for the month of July 1999.

               6. Series 1996-1 Class A and Class B Certificateholder's Statements for the month of July 1999.

               7. Series 1996-2 Class A and Class B Certificateholder's Statements for the month of July 1999.

               8. Series 1996-3 Class A and Class B Certificateholder's Statements for the month of July 1999.

               9. Series 1997-1 Class A and Class B Certificateholder's Statements for the month of July 1999.

               10. Series 1997-2 Class A and Class B Certificateholder's Statements for the month of July 1999.

               11. Series 1998-1 Class A and Class B Certificateholder's Statements for the month of July 1999.

               12. Series 1998-2 Class A and Class B Certificateholder's Statements for the month of July 1999.

               13. Series 1998-3 Class A and Class B Certificateholder's Statements for the month of July 1999.

               14. Series 1998-4 Class A and Class B Certificateholder's Statements for the month of July 1999.

               15. Series 1998-5 Certificateholder's Statement for the month of July 1999.

               16.  Series 1998-6 Certificateholder's Statement for the month of

               July 1999.

               17. Series 1999-1 Class A and Class B Certificateholder's Statements for the month of July 1999

               18. Series 1999-2 Class A and Class B Certificateholder's Statements for the month of July 1999

               19. Series 1999-3 Class A and Class B Certificateholder's Statements for the month of July 1999

               20. Trust Excess Spread Analysis





                                    SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned there-unto duly authorized.

                                 CAPITAL ONE MASTER TRUST

                                 By:      CAPITAL ONE BANK
                                          Servicer

                                 By:      /s/ David M. Willey
                                          -----------------------------------
                                          David M. Willey
                                          Senior Vice President and Treasurer

Date:  August 16, 1999

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------


                                    EXHIBITS

                                       TO

                                    FORM 8-K


                            CAPITAL ONE MASTER TRUST
                                CAPITAL ONE BANK
             (Exact name of registrant as specified in its charter)

                                INDEX TO EXHIBITS

                                                                       SEQUENTIALLY
EXHIBIT                                                                NUMBERED
NUMBER         EXHIBITS                                                PAGE
-------        --------                                                ------------
      1        July Performance Summary                                       07

      2        Series 1994-3 Class A and Class B Certificate-
               holder's Statements for the month of July 1999                 09

      3        Series 1994-A Certificateholder's Statement for
               the month of July 1999                                         11

      4        Series 1995-1 Class A and Class B Certificate-
               holder's Statements for the month of July 1999                 12

      5        Series 1995-3 Class A and Class B Certificate-
               holder's Statements for the month of July 1999                 14

      6        Series 1996-1 Class A and Class B Certificate-
               holder's Statements for the month of July 1999                 16

      7        Series 1996-2 Class A and Class B Certificate-
               holder's Statements for the month of July 1999                 18

      8        Series 1996-3 Class A and Class B Certificate-
               holder's Statements for the month of July 1999                 20

      9        Series 1997-1 Class A and Class B Certificate-
               holder's Statements for the month of July 1999                 22

      10       Series 1997-2 Class A and Class B Certificate-
               holder's Statements for the month of July 1999                 24

      11       Series 1998-1 Class A and Class B Certificate-
               holder's Statements for the month of July 1999                 27

      12       Series 1998-2 Class A and Class B Certificate-
               holder's Statements for the month of July 1999                 30

      13       Series 1998-3 Class A and Class B Certificate-
               holder's Statements for the month of July 1999                 32



      14       Series 1998-4 Class A and Class B Certificate-
               holder's Statements for the month of July 1999                 35

      15       Series 1998-5 Certificateholder's Statement for
               the month of July 1999                                         37

      16       Series 1998-6 Certificateholder's Statement for
               the month of July 1999                                         38

      17       Series 1999-1 Class A and Class B Certificate-
               holder's Statements for the month of July 1999                 39

      18       Series 1999-2 Class A and Class B Certificate-
               holder's Statements for the month of July 1999                 41

      19       Series 1999-3 Class A and Class B Certificate-
               holder's Statements for the month of July 1999                 43

      20       Trust Excess Spread Analysis                                   45



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